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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (File No. 333-3096) of our report dated February 9, 1996, on our audits of the combined financial statements of Sowerby Enterprises. We also consent to the reference to our firm under the caption "Experts".


                                                /s/ Leverone & Company

                                                LEVERONE & COMPANY

Billerica, Massachusetts
May 31, 1996